FORM 10f-3     FUND:  PW Growth, PW Series Trust Growth and
                                       PW Global Energy

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.   Issuer: Railtex                              RTEX

2.   Date of Purchase: March 7, 1995  3.Date offering commenced:  March 7,1995

4.   Underwriters from whom purchased:  Morgan Stanley and Werthiem

5.   "Affiliated Underwriter" managing or participating in syndicate:

     PaineWebber

6.   Aggregate principal amount of purchase:  $1,080,000.00

7.   Aggregate principal amount of offering:  $51,960,000.00

8.   Purchase price (net of fees and expenses):  $24.00

9.   Initial public offering price:  $24.00

10.  Commission, spread or profit:        %  $_.74_

11.  Have the following conditions been satisfied?
YES
NO

a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as
   defined in Section 3(a)(29) of the Securities Exchange Act       of 1934.


____x __


_______

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____x___



_______

c.   The underwriting was a firm commitment underwriting.
____x___
_______

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____x___


_______

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____x___


_______

(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings
    from at least one such rating        organization.






____x___






_______

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.




____x___




_______

g.   The purchase price was less than 3% of the Fund's total assets.
___  x___
_______

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



___  x___



_______


Approved:           Date:



10/26/95

FORM 10f-3     FUND: PW Growth and PW Series Trust Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.   Issuer:  Anthon Indust.                   ANT

                              # 036798106.

2.  Date of Purchase: May 25, 1995   3. Date offering commenced:  May 25, 1995

4.   Underwriters from whom purchased:  Solomon, AG Edwards, Smith Barney

5.   "Affiliated Underwriter" managing or participating in syndicate:

     PaineWebber

6.   Aggregate principal amount of purchase:  $930,000

7.   Aggregate principal amount of offering:  $62,000,000

8.   Purchase price (net of fees and expenses):  $15.50
9.   Initial public offering price: $15.50

10.  Commission, spread or profit: ____%   $_.465_

11.  Have the following conditions been satisfied?
YES
NO

a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the
     Securities Exchange Act       of 1934.


____x __


_______

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____x___



_______

c.   The underwriting was a firm commitment underwriting.
____x___
_______

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____x___


_______

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


_   _x ___


_______

(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






____x___






_______

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.




____x___




_______

g.   The purchase price was less than 3% of the Fund's total assets.
___  x___
_______

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



___  x___



_______


Approved:           Date:





10/26/95
FORM 10f-3     FUND: PW Growth and PW Series Trust Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.   Issuer:  Easco                                Esco
                                   27033e103

2. Date of Purchase: April 13, 1995 3.Date offering commenced: April 13, 1995

4.   Underwriters from whom purchased:  First Boston and Oppenhiemer

5.   "Affiliated Underwriter" managing or participating in syndicate:

     PaineWebber

6.   Aggregate principal amount of purchase:  $700,000

7.   Aggregate principal amount of offering:  $56,000,000

8.   Purchase price (net of fees and expenses):  $14.00

9.   Initial public offering price:  $14.00

10.  Commission, spread or profit: _____%    .58____

11.  Have the following conditions been satisfied?
YES
NO

a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
     Act       of 1934.


____x __


_______

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____x___



_______

c.   The underwriting was a firm commitment underwriting.
____x___
_______

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____x___


_______

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


_   _x ___


_______

(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest
      ratings from at least one such rating        organization.






____x___






_______

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.




____x___




_______

g.   The purchase price was less than 3% of the Fund's total assets.
___  x___
_______

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



___  x___



_______


Approved:           Date:


10/26/95
FORM 10f-3     FUND: PW Growth Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.   Issuer: Corporate Express                                      CEXP

2. Date of Purchase: March 23, 1995   3.  Date offering commenced:  March 23,
1995

4. Underwriters from whom purchased:  Alex Brown, DLJ, William Blair,
   Montgomery

5.   "Affiliated Underwriter" managing or participating in syndicate:

     PaineWebber

6.   Aggregate principal amount of purchase:  $1,000,000

7.   Aggregate principal amount of offering:  $98,125,000

8.   Purchase price (net of fees and expenses):  $25.00

9.   Initial public offering price:  $25.00

10.  Commission, spread or profit:  ___%     $  .69

11.  Have the following conditions been satisfied?
YES
NO

a. The securities are part of an issue registered under the Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange
     Act       of 1934.


____x __


_______

b. The securities were purchased prior to the end of the end first full business day of the offering at not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day preceding the day on which the offering terminated.



____x___



_______

c.   The underwriting was a firm commitment underwriting.
____x___
_______

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


____x___


_______

e. (1) If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor have been in continuous operation for not less than three years.


____x___


_______

(2) If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.






____x___






_______

f. The amount of such securities purchased by all of the investment companies advised by Mitchell Hutchins did not exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of the offering.




____x___




_______

g.   The purchase price was less than 3% of the Fund's total assets.
___  x___
_______

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated Underwriter.



___  x___



_______


Approved:           Date: